UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2004

VERILINK CORPORATION
 (Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 JETPLEX CIRCLE
MADISON, AL  35758-8989
 (Address of principal executive offices / Zip Code)

256.327.2001
 (Registrant’s telephone number, including area code)

Item 7.      Exhibits

(c)              Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement dated as of April 8, 2004, by and between RBC Centura Bank, and Verilink Corporation, V-X Acquisition Company and XEL Communications, Inc. (filed herewith).

10.2	Promissory Note of Verilink Corporation, V-X Acquisition Company and XEL Communications, Inc., dated as of April 8, 2004, in favor of RBC Centura Bank (filed herewith).

Item 12.    Results of Operations and Financial Condition.

                  On April 28, 2004, Verilink Corporation (the “Company”) issued a press release regarding its financial results for the quarter ended April 2, 2004.  The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

                  The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION
(Registrant)

Dated: April 28, 2004	By:

C. W. Smith Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement dated as of April 8, 2004, by and between RBC Centura Bank, and Verilink Corporation, V-X Acquisition Company and XEL Communications, Inc.

10.2	Promissory Note of Verilink Corporation, V-X Acquisition Company and XEL Communications, Inc., dated as of April 8, 2004, in favor of RBC Centura Bank.

99.1	Press Release, dated April 28, 2004 of Verilink Corporation.

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